PROSHARES TRUST

ProShares CDS Short North American HY Credit

ProShares UltraShort Gold Miners

ProShares Ultra Gold Miners

Supplement dated August 15, 2019

to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2018, each as supplemented or amended

Effective August 14, 2019 for the ProShares UltraShort Gold Miners and ProShares CDS Short North American HY Credit and August 15, 2019 for the ProShares Ultra Gold Miners, the Funds have been liquidated, are no longer traded on an exchange and are no longer available for sale. All information pertaining to the Funds is hereby removed from each Prospectus and the Statement of Additional Information.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.